UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 30, 2016
SEMGROUP CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-34736	20-3533152
(Commission File Number)	(IRS Employer Identification No.)

Two Warren Place
6120 S. Yale Avenue, Suite 700
Tulsa, OK 74136-4216
(Address of Principal Executive Offices) (Zip Code)
(918) 524-8100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 30, 2016, SemGroup Corporation (“SemGroup”) issued a press release announcing that it will hold a special meeting of stockholders in connection with the proposed acquisition of Rose Rock Midstream, L.P. (“Rose Rock”) on September 29, 2016 at 8:00 a.m., Central time, at the Doubletree Hilton Hotel, 6110 South Yale Avenue, Tulsa, Oklahoma 74136. At the special meeting, stockholders will consider and vote on, among other things, a proposal to approve the issuance of SemGroup common stock pursuant to the previously announced agreement providing for SemGroup’s acquisition of all of the outstanding common units of Rose Rock not already owned by SemGroup in an all stock-for-unit transaction. A copy of this press release is filed and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

In connection with the proposed merger of SemGroup and Rose Rock, SemGroup filed a registration statement on Form S-4 with the Securities and Exchange Commission (the "Commission") which has been declared effective by the Commission that includes a joint solicitation statement/prospectus and other relevant documents concerning the proposed transaction. YOU ARE URGED TO READ THE JOINT SOLICITATION STATEMENT/PROSPECTUS AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT SemGroup, Rose Rock AND THE PROPOSED TRANSACTION. The joint solicitation statement/prospectus and the other documents filed with the Commission may be obtained free of charge at the Commission’s website, www.sec.gov. In addition, you may obtain free copies of the joint solicitation statement/prospectus and the other documents filed by SemGroup and Rose Rock with the Commission by requesting them in writing from SemGroup Corporation, Two Warren Place, 6120 S. Yale Avenue, Suite 700, Tulsa, Oklahoma 74136-4216, Attention: Investor Relations, or by telephone at (918) 524-8100, or from Rose Rock Midstream, L.P., Two Warren Place, 6120 S. Yale Avenue, Suite 700, Tulsa, Oklahoma 74136-4216, Attention: Investor Relations, or by telephone at (918) 524-7700.

SemGroup and Rose Rock and their respective directors and executive officers may be deemed under the rules of the Commission to be participants (as defined in Schedule 14A under the Exchange Act) in respect of the proposed transaction. Information about SemGroup’s directors and executive officers and their ownership of SemGroup common stock is set forth in SemGroup’s proxy statement on Schedule 14A filed on April 13, 2016 with the Commission. Information about the directors and executive officers and their ownership of RRMS common units representing limited partnership interests is set forth in Rose Rock’s Annual Report on Form 10-K for the year ended Dec. 31, 2015 filed on Feb. 26, 2016 with the Commission. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, is contained in the joint solicitation statement/prospectus and other materials filed by SemGroup with the Commission, as amended from time to time. Stockholders may obtain additional information about the interests of the directors and executive officers in the proposed transaction by reading the joint solicitation statement/prospectus.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

The following exhibit is filed herewith.

Exhibit No.                    Description

99.1	Press release of SemGroup Corporation dated August 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP CORPORATION
Date: August 30, 2016
By: /s/ William H. Gault
William H. Gault
Corporate Secretary

EXHIBIT INDEX

Exhibit No.                 Description

99.1	Press release of SemGroup Corporation dated August 30, 2016.